SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: October 6, 1997





                            PARADIGM TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                     0-26124                  770140882-5
----------------------------        ------------          ----------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)             File Number)          Identification Number)




             694 Tasman Drive, Milpitas, CA                      95035
        ----------------------------------------              ----------
        (Address of principal executive offices)              (Zip Code)



                                 (408) 954-0500
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)



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Item 5.      Other Events.
             ------------

             SPECIAL MEETING OF STOCKHOLDERS

             On September 19, 1997, Paradigm Technology, Inc. (the "Company") held a Special Meeting of Stockholders (the "Special Meeting"), which was adjourned until September 26 1997. The Special Meeting reconvened on September 26, 1997, and all of the proposals submitted to the stockholders were approved. A copy of the Company's press release announcing the results of the Special Meeting is attached to this Current Report on Form 8-K.

             The stockholders approved the elimination of the restriction on the number of shares of Common Stock issuable upon conversion of the Company's 5% Series A Convertible Redeemable Preferred Stock (the "Series A Preferred Stock") by the following vote:

                    For                           :      3,956,267
                    Against                       :        400,880
                    Abstain                       :         84,533

             The net proceeds from the sale of the Series A Preferred Stock will be treated as stockholders' equity by the Company on its balance sheet as a result of the vote of the stockholders and the fact that the Company is no longer subject to mandatory redemption of the Series A Preferred Stock.

             The stockholders approved the elimination of the restriction on the number of shares of Common Stock issuable upon conversion of the Company's 5% Series B Convertible Redeemable Preferred Stock (the "Series B Preferred Stock") by the following vote:

                    For                           :      3,921,317
                    Against                       :        433,430
                    Abstain                       :         86,933

             The net proceeds from the sale of the Series B Preferred Stock will be treated as stockholders' equity by the Company on its balance sheet as a result of the vote of the stockholders and the fact that the Company is no longer subject to mandatory redemption of the Series B Preferred Stock.

             The stockholders approved a proposed transaction or series of transactions to sell up to 5,000,000 shares of Common Stock or Preferred Stock (convertible into Common Stock) and to grant rights to elect a majority of the directors of the Company, which might result in the issuance of more than 20% of the Company's outstanding Common Stock and a change in control of the Company by the following vote:

                    For                           :      3,059,198


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                    Against                       :      1,294,051
                    Abstain                       :         88,431


Item 7.      Financial Statements and Exhibits.
             ---------------------------------

             (a)    Financial statements of business acquired.

                    Not applicable.

             (b)    Pro forma financial information.

                    Not applicable.

             (c)    Exhibits.

                    99.1    Press Release

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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Dated:  October 6, 1997

                                       PARADIGM TECHNOLOGY, INC.



                                       By        /s/ David G. Campbell
                                          --------------------------------------
                                                   David G. Campbell
                                                Chief Financial Officer

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                                  EXHIBIT INDEX



     Exhibit No.                        Description
     -----------                        -----------


         99.1            Press Release.

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